UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices)(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

September 30, 2018

Loomis Sayles Core Plus Bond Fund

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A NEFRX
Richard G. Raczkowski	Class C NECRX
Loomis, Sayles & Company, L.P.	Class N NERNX
Class Y NERYX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong GDP growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Inflation remained in check, giving the Fed room to move forward with rate increases. Despite unemployment hitting low levels, only certain industries experienced meaningful wage growth, which tempered inflation expectations.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened, and the sector’s relatively longer duration weighed on returns as yields rose.

Securitized assets outperformed duration-matched Treasuries, though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength eroded returns for emerging market debt investors based in US dollars.

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Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned -0.02% at net asset value. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.22%.

Explanation of Fund Performance

The Fund’s out-of-benchmark exposure to high yield corporate bonds, particularly within industrials and financials, generated positive relative results. An allocation to bank loan securities also generated positive results relative to the benchmark.

The Fund maintained a meaningful underweight to US Treasuries. This positioning aided performance as the period proved more beneficial for riskier assets. The Fund also maintained an out-of-benchmark allocation to US Treasury inflation-protected securities (TIPS), composed of 10- and 30-year TIPS with a tilt toward 30-years. TIPS exposure benefited relative performance as TIPS outperformed nominal US Treasuries.

The Fund’s investment grade corporate bond holdings aided relative performance, with positive security selection among industrial names the largest contributor to excess return. Security selection among government-related issues also contributed to relative performance. In addition, currency forwards, which were used to reduce currency exposure, had a modestly positive impact on total return.

Meanwhile, an out-of-benchmark allocation to emerging market issues, primarily Yankee bonds (US dollar-denominated bonds issued by a non-US bank or other corporation) hindered absolute and relative performance. Security selection within sovereign bonds also constrained performance over the twelve-month period.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with another hike likely coming in December 2018.

Corporate fundamentals continue to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions, and rising leverage. Our view is that the cycle will continue to evolve slowly. Asset classes like corporate credit are supported by US tax reform and fiscal stimulus from the Trump administration. Corporate credit remains in demand due to a need for yield, fundamentals like improving corporate earnings, and technical factors such as lower bond supply. We continue to favor corporate credit over risk-free assets. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, increasing concerns about a protracted trade war, and a significant uptick in inflation.

We continue to overweight high-quality ABS, CMBS and high yield. We are underweight to investment grade credit and remain underweight in the more interest-rate-sensitive government sectors like agency mortgage-backed securities (MBS), as we believe these sectors are more fully valued for now, and may add or reduce exposure opportunistically moving forward.

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LOOMIS SAYLES CORE PLUS BOND FUND

We have approximately 8% of the portfolio allocated in high yield corporate bonds and bank loans. We favor these assets because they typically offer additional income over investment grade corporate bonds and we expect default rates to remain benign. In addition, we believe bank loans offer front-end yield and can help protect against rising rates; we currently view secured better-quality high yield loans as the most attractive.

We have a 9% allocation to TIPS. We continue to find breakeven inflation levels (the difference between yields on nominal Treasuries and TIPS of the same maturity) on 10- and 30-year TIPS attractive relative to historical levels and versus our inflation and rates expectations. We expect TIPS to provide an attractive alternative to long-dated US Treasuries going forward.

Our relative portfolio duration is stated slightly longer than the benchmark, but we expect it to behave slightly shorter, largely due to our TIPS, high yield and other out-of-benchmark positions.

Our non-US dollar exposure is approximately 3.5% of total market value, composed primarily of the Mexican peso and a small allocation to the Uruguayan peso. Our focus has been on more pro-cyclical economies and foreign currencies tied to the improving global growth story.

We believe our higher-than-benchmark yield, in combination with our underweight to the government sector, should help minimize interest rate risk.

We may opportunistically add exposure back to investment grade credit, high yield credit and emerging market debt and currencies in the coming months, as valuations permit. Given our position in the credit cycle, we are unlikely to return to the levels of overall credit exposure that we carried in recent years without a significant repricing of credit markets or a more significant improvement in the United States and global economic outlook.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 to September 30, 2018

See notes to chart on page 5.

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LOOMIS SAYLES CORE PLUS BOND FUND

Average Annual Total Returns — September 30, 20183

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/30/94)
NAV	-0.02%	3.11%	6.39%	—%	0.48%	0.48%

Class A (Inception 11/7/73)
NAV	-0.27	2.86	6.12	—	0.73	0.73
With 4.25% Maximum Sales Charge	-4.54	1.98	5.66	—

Class C (Inception 12/30/94)
NAV	-1.03	2.08	5.33	—	1.48	1.48
With CDSC[1]	-2.00	2.08	5.33

Class N (Inception 2/1/13)
NAV	0.07	3.20	—	2.45	0.39	0.39

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	-1.22	2.16	3.77	1.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$ 999.30	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70
Class C
Actual	$1,000.00	$ 995.40	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49
Class N
Actual	$1,000.00	$1,000.20	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98
Class Y
Actual	$1,000.00	$1,000.50	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.43

*

Expenses are equal to the Fund’s annualized expense ratio: 0.73%, 1.48%, 0.39% and 0.48% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement and the Fund’s Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s advisory fee to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the allocation of the Fund’s brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s

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performance and expense differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that measured the performance of the Fund on a risk adjusted basis.

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The Board noted that, through December 31, 2017, the Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	11%	32%	21%

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and administrative services as well as the total expense level of the Fund. This information included comparisons (provided both by management and by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and that the current expenses are below the cap. The Trustees noted that the total advisory fee rate for the Fund was below the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels

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of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available. The Trustees noted that the total advisory fee rate for the Fund was below the median of its peer group of funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

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•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2019.

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Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 84.1% of Net Assets
	ABS Car Loan — 2.3%
$444,598	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	$444,493
1,650,185	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	1,649,851
1,476,563	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	1,475,664
13,996,443	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	13,987,623
7,135,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/08/2021	7,125,480
4,495,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	4,489,413
485,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870%, 8/18/2021	482,254
3,250,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	3,252,116
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	1,973,533
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	11,799,571
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	14,639,880
10,350,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,086,181
13,251,036	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	13,283,017
4,291,501	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	4,287,196
8,230,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	8,193,266
3,600,000	Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 2.560%, 10/15/2025, 144A	3,582,635
7,435,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,299,223
4,309,235	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	4,314,916
1,941,177	Drive Auto Receivables Trust, Series 2017-1, Class B, 2.360%, 3/15/2021	1,939,879
683,650	Drive Auto Receivables Trust, Series 2017-AA, Class B, 2.510%, 1/15/2021, 144A	683,483
3,625,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	3,621,714
682,138	Exeter Automobile Receivables Trust, Series 2017-1A, Class A, 1.960%, 3/15/2021, 144A	681,110
10,253,838	Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.790%, 7/15/2021, 144A	10,245,226
510,152	First Investors Auto Owner Trust, Series 2017-1A, Class A1, 1.690%, 4/15/2021, 144A	508,779

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$1,742,850	Flagship Credit Auto Trust, Series 2016-1, Class A, 2.770%, 12/15/2020, 144A	$1,743,009
581,611	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	581,782
4,440,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	4,426,510
5,755,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	5,730,057
4,140,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	4,116,823

		146,644,684

	ABS Credit Card — 0.4%
463,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	463,922
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	10,714,118
12,265,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	12,107,771

		23,285,811

	ABS Home Equity — 2.6%
4,157,748	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	4,171,095
2,233,223	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	2,180,802
11,689,075	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	11,586,515
6,152,318	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	6,164,671
2,593,063	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	2,598,261
2,872,533	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	2,880,352
12,472,425	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	12,395,887
70,561	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	70,901
27,719,477	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 3.058%, 6/17/2037, 144A(b)	27,736,838
892,152	Mill City Mortgage Trust, Series 2015-2, Class A1, 3.000%, 9/25/2057, 144A(a)	890,577
3,474,742	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	3,392,937
12,122,440	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	12,082,613
3,482,974	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	3,480,092

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$3,927,130	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	$3,949,537
7,606,168	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	7,622,638
20,433,947	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	20,441,844
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.730%, 10/25/2053, 144A(a)	1,460,298
9,868,231	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	9,721,347
5,018,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	4,860,631
7,428,877	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	7,279,140
6,017,000	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	5,421,622
14,876,475	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	14,880,115

		165,268,713

	ABS Other — 0.5%
6,953,992	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	6,962,764
13,980,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	14,022,765
7,047,552	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A	7,084,697
5,342,800	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	5,224,905

		33,295,131

	ABS Student Loan — 0.0%
380,309	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	380,250
1,143,520	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	1,133,126

		1,513,376

	ABS Whole Business — 0.5%
19,345,125	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	19,571,171
14,480,000	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	14,450,316

		34,021,487

	Aerospace & Defense — 0.2%
921,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	926,180
12,842,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	12,890,286

		13,816,466

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 2.1%
$15,165,000	Federal National Mortgage Association, Series 2015-M15, Class A2, 2.923%, 10/25/2025(a)	$14,722,522
6,750,000	Federal National Mortgage Association, Series 2015-M17, Class A2, 3.035%, 11/25/2025(a)	6,572,143
10,975,000	Federal National Mortgage Association, Series 2016-M4, Class A2, 2.576%, 3/25/2026	10,317,789
20,355,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.974%, 11/25/2027(a)	19,211,375
7,591,000	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.568%, 12/25/2026(a)	7,031,765
4,930,000	Federal National Mortgage Association, Series 2018-M1, Class A2, 3.086%, 12/25/2027(a)	4,700,619
3,481,000	Federal National Mortgage Association, Series 2018-M7, Class A2, 3.150%, 3/25/2028(a)	3,327,092
4,665,000	Federal National Mortgage Association, Series 2018-M8, Class A2, 3.436%, 6/25/2028(a)	4,551,823
7,350,000	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A2, 3.002%, 1/25/2024	7,263,482
2,770,000	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,616,076
6,195,000	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,129,130
6,995,000	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	6,947,092
5,105,490	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,073,170
11,410,000	FHLMC Multifamily Structured Pass Through Certificates, Series K727, Class A2, 2.946%, 7/25/2024	11,198,064
7,760,000	FHLMC Multifamily Structured Pass Through Certificates, Series KPLB, Class A, 2.770%, 5/25/2025	7,480,378
2,151,433	FNMA, 2.880%, 12/01/2027	2,039,532
6,485,000	FNMA, 2.900%, 12/01/2027	6,147,921
5,035,000	FNMA, 2.950%, 11/01/2027	4,801,072
1,826,000	FNMA, 3.015%, 7/01/2028	1,745,102

		131,876,147

	Airlines — 0.0%
2,449,770	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,448,301
642,764	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	654,736

		3,103,037

	Automotive — 1.5%
4,742,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	4,728,094
12,010,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	11,839,047
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	28,782,876
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	17,164,214

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$15,446,000	General Motors Co., 5.000%, 4/01/2035	$14,436,041
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	22,398,252

		99,348,524

	Banking — 7.1%
17,853,000	Ally Financial, Inc., 3.750%, 11/18/2019	17,786,051
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	15,984,564
34,130,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	34,130,000
31,480,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	31,459,102
2,572,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	2,495,959
51,682,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	48,508,208
5,715,000	Bank of America Corp., GMTN, 2.625%, 4/19/2021	5,623,257
6,608,000	Bank of America Corp., Series L, 2.650%, 4/01/2019	6,608,475
10,850,000	Bank of Montreal, Series D, 3.100%, 4/13/2021	10,806,691
45,518,000	Barclays PLC, 2.875%, 6/08/2020	45,043,247
7,058,000	Barclays PLC, 3.200%, 8/10/2021	6,928,599
5,780,000	Citigroup, Inc., 2.650%, 10/26/2020	5,704,860
27,055,000	Citigroup, Inc., 4.050%, 7/30/2022	27,283,821
5,780,000	Goldman Sachs Group, Inc. (The), 2.600%, 4/23/2020	5,721,651
9,636,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	9,600,096
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	15,817,180
13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	16,177,343
3,205,000	JPMorgan Chase & Co., 2.550%, 3/01/2021	3,147,482
8,819,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	8,692,559
1,785,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	1,819,453
10,223,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,483,057
23,597,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	24,325,503
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,149,705
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	3,897,812
23,780,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	20,671,912
7,690,000	Morgan Stanley, 2.800%, 6/16/2020	7,629,592
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	20,599,780
3,381,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,328,953
12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	13,210,823
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	21,671,069
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	9,425,325

		457,732,129

	Building Materials — 0.1%
8,563,000	Owens Corning, 4.200%, 12/01/2024	8,480,942

	Cable Satellite — 0.2%
924,000	Time Warner Cable LLC, 5.500%, 9/01/2041	889,972
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,673,453
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	9,163,032
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,195,370

		14,921,827

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 1.2%
$26,749,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	$30,871,021
3,680,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	3,670,800
3,566,000	Methanex Corp., 3.250%, 12/15/2019	3,552,102
14,107,000	Methanex Corp., 5.250%, 3/01/2022	14,441,342
7,727,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	7,414,443
11,165,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	11,823,847
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,329,140
3,558,000	RPM International, Inc., 6.125%, 10/15/2019	3,651,417

		79,754,112

	Collateralized Mortgage Obligations — 1.8%
27,113,743	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042	26,209,870
3,101,557	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046	2,979,212
5,000,000	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,317,933
563,780	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.410%, 10/20/2060(b)	562,906
454,648	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.430%, 10/20/2060(b)	454,170
388,224	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.530%, 2/20/2061(b)	388,836
4,341,985	Government National Mortgage Association, Series 2012-H12, Class FA, 1-month LIBOR + 0.550%, 2.630%, 4/20/2062(b)	4,357,193
565,296	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.600%, 8/20/2062(b)	567,356
4,571,379	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 2.480%, 10/20/2062(b)	4,572,477
2,230,130	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	2,193,387
3,471,044	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	3,416,547
4,987,018	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	4,903,715
12,829,253	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	12,729,807
19,930,619	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	19,687,305
17,694,246	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	16,836,963
7,299,404	Government National Mortgage Association, Series 2015-H13, Class FG, 1-month LIBOR + 0.400%, 2.480%, 4/20/2065(b)	7,301,100
1,255,193	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.360%, 5/20/2063(b)	1,254,006

		113,732,783

	Construction Machinery — 0.1%
8,705,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	8,807,719

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.5%
$26,745,000	Amazon.com, Inc., 4.250%, 8/22/2057	$26,732,475
3,010,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	2,880,193

		29,612,668

	Consumer Products — 0.1%
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,599,384

	Diversified Manufacturing — 0.6%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,356,413
2,770,000	General Electric Co., 5.300%, 2/11/2021	2,886,451
32,127,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	31,806,051

		36,048,915

	Electric — 1.2%
38,955,000	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	38,263,549
3,315,000	Enel Americas S.A., 4.000%, 10/25/2026	3,147,592
3,364,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,337,369
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,367,993
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,328,870
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,459,147

		74,904,520

	Finance Companies — 2.1%
16,922,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.750%, 5/15/2019	16,988,665
18,154,000	International Lease Finance Corp., 5.875%, 4/01/2019	18,404,564
3,910,000	International Lease Finance Corp., 5.875%, 8/15/2022	4,136,136
16,190,000	International Lease Finance Corp., 6.250%, 5/15/2019	16,504,898
15,445,000	iStar, Inc., 6.500%, 7/01/2021	15,792,204
14,547,000	Navient LLC, MTN, 8.000%, 3/25/2020	15,310,717
13,509,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	13,492,114
35,903,000	Springleaf Finance Corp., 5.250%, 12/15/2019	36,396,666

		137,025,964

	Financial Other — 0.2%
15,649,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	14,529,001

	Food & Beverage — 0.2%
10,525,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	10,319,953
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,573,236
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,281,057

		15,174,246

	Government Owned – No Guarantee — 3.1%
10,460,000	Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047, 144A	10,184,484
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	7,785,821
17,981,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	18,880,050
28,604,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	25,529,356
18,213,000	OCP S.A., 5.625%, 4/25/2024, 144A	18,696,555

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	$7,078,452
9,385,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	8,915,750
2,862,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	2,954,643
5,250,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	4,252,500
27,590,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	23,589,450
18,945,000	Syngenta Finance NV, 3.698%, 4/24/2020, 144A	18,902,014
24,223,000	Tennessee Valley Authority, 4.250%, 9/15/2065	26,466,679
6,160,000	Tennessee Valley Authority, 4.625%, 9/15/2060	7,194,227
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,596,944
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	13,430,981

		201,457,906

	Health Insurance — 0.5%
13,200,000	Halfmoon Parent, Inc., 4.800%, 8/15/2038, 144A	13,237,010
17,980,000	Halfmoon Parent, Inc., 4.900%, 12/15/2048, 144A	17,850,127

		31,087,137

	Healthcare — 0.9%
33,850,000	CVS Health Corp., 5.050%, 3/25/2048	34,623,261
1,780,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	1,705,454
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,188,669
7,682,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	7,720,410
10,364,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	10,415,820

		57,653,614

	Hybrid ARMs — 0.0%
44,706	FNMA, 6-month LIBOR + 1.522%, 4.022%, 2/01/2037(b)	46,228

	Independent Energy — 0.8%
4,885,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,457,562
13,888,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,133,818
9,051,000	QEP Resources, Inc., 5.250%, 5/01/2023	8,813,411
10,701,000	Range Resources Corp., 5.000%, 8/15/2022	10,580,614
14,696,000	SM Energy Co., 6.125%, 11/15/2022	15,136,880

		53,122,285

	Industrial Other — 0.2%
9,275,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	8,353,467
3,495,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	3,495,035

		11,848,502

	Integrated Energy — 0.1%
6,325,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 6/01/2028, 144A	6,507,160

	Media Entertainment — 1.0%
7,430,000	AMC Networks, Inc., 4.750%, 8/01/2025	7,104,937
5,755,000	Discovery Communications LLC, 5.000%, 9/20/2037	5,611,588
2,405,000	EW Scripps Co. (The), 5.125%, 5/15/2025, 144A	2,311,806
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,411,581
15,635,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	15,418,924

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — continued
$32,599,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	$33,846,564

		66,705,400

	Metals & Mining — 0.6%
17,322,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	16,759,035
5,097,000	Freeport-McMoRan, Inc., 6.875%, 2/15/2023	5,428,305
12,676,000	Southern Copper Corp., 5.875%, 4/23/2045	13,838,697

		36,026,037

	Midstream — 1.2%
1,600,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.500%, 5/20/2025	1,572,000
670,000	Energy Transfer Partners LP, 5.150%, 2/01/2043	636,652
6,959,000	Energy Transfer Partners LP, 5.950%, 10/01/2043	7,234,842
10,082,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	11,072,463
1,578,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,760,947
13,236,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,708,210
2,745,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	2,904,518
2,555,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,562,516
10,668,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	10,771,220
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,015,254
17,979,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,191,854

		76,430,476

	Mortgage Related — 18.0%
4,488,964	FHLMC, 3.000%, with various maturities from 2042 to 2046(c)	4,321,521
86,989,903	FHLMC, 3.500%, with various maturities from 2043 to 2048(c)	85,892,821
44,600,352	FHLMC, 4.000%, with various maturities from 2044 to 2048(c)	45,185,578
23,948,974	FHLMC, 4.500%, with various maturities from 2041 to 2048(c)	24,870,652
484	FHLMC, 5.500%, 12/01/2018	484
12,403	FHLMC, 6.000%, 6/01/2035	13,726
154,518,975	FNMA, 2.500%, with various maturities from 2045 to 2057(c)	142,886,363
90,381,875	FNMA, 3.000%, with various maturities from 2045 to 2057(c)	86,359,999
202,657,572	FNMA, 3.500%, with various maturities from 2042 to 2058(c)	199,953,878
121,850,979	FNMA, 4.000%, with various maturities from 2041 to 2048(c)	123,422,526
34,372,460	FNMA, 4.500%, with various maturities from 2043 to 2048(c)	35,606,787
189,768	FNMA, 6.000%, with various maturities from 2034 to 2037(c)	208,862
19,417	FNMA, 6.500%, with various maturities from 2029 to 2031(c)	21,288
43,118	FNMA, 7.000%, with various maturities in 2030(c)	46,354
24,421	FNMA, 7.500%, with various maturities from 2024 to 2032(c)	26,792
67,279,000	FNMA (TBA), 3.000%, 11/01/2048(d)	64,306,963
135,027,000	FNMA (TBA), 4.500%, 11/01/2048(d)	139,074,411
31,354,000	FNMA (TBA), 5.000%, 11/01/2048(d)	32,870,438
608,646	GNMA, 1-month LIBOR + 3.949%, 4.038%, 9/20/2063(b)	637,659
150,137	GNMA, 4.116%, 1/20/2063(a)	151,955
124,995	GNMA, 4.302%, 5/20/2063(a)	126,910
10,442,866	GNMA, 4.375%, 12/20/2066(a)	10,899,538
163,153	GNMA, 4.393%, 7/20/2063(a)	166,128

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$3,022,666	GNMA, 4.411%, 10/20/2066(a)	$3,154,700
5,499,291	GNMA, 4.426%, 11/20/2066(a)	5,726,976
4,358,565	GNMA, 4.477%, 2/20/2066(a)	4,543,118
7,471,137	GNMA, 4.481%, 12/20/2061(a)	7,507,949
3,172,789	GNMA, 4.484%, 10/20/2062(a)	3,205,629
617,042	GNMA, 4.493%, 7/20/2063(a)	628,015
622,003	GNMA, 4.500%, 12/20/2062(a)	629,866
2,736,176	GNMA, 4.502%, 6/20/2062(a)	2,758,912
611,316	GNMA, 4.506%, 8/20/2062(a)	617,337
4,870,493	GNMA, 4.513%, 6/20/2066(a)	5,101,304
762,852	GNMA, 4.524%, 11/20/2062(a)	771,109
9,697,965	GNMA, 4.525%, 11/20/2062(a)	9,816,068
6,124,950	GNMA, 4.529%, with various maturities from 2062 to 2064(a)(c)	6,334,435
3,154,804	GNMA, 4.533%, 9/20/2066(a)	3,308,312
7,736,239	GNMA, 4.534%, with various maturities from 2061 to 2066(a)(c)	8,054,074
3,892,507	GNMA, 4.535%, 12/20/2063(a)	4,036,052
3,667,232	GNMA, 4.536%, 6/20/2066(a)	3,844,191
6,423,404	GNMA, 4.543%, with various maturities from 2065 to 2066(a)(c)	6,698,514
11,195,542	GNMA, 4.549%, 12/20/2066(a)	11,768,622
3,876,062	GNMA, 4.552%, 6/20/2064(a)	4,041,916
4,773,579	GNMA, 4.557%, 2/20/2065(a)	4,975,332
2,364,155	GNMA, 4.565%, 4/20/2066(a)	2,473,147
6,003,741	GNMA, 4.576%, 10/20/2064(a)	6,230,051
7,528,130	GNMA, 4.587%, 12/20/2064(a)	7,850,832
7,061,173	GNMA, 4.598%, 2/20/2065(a)	7,361,148
4,955,528	GNMA, 4.602%, 3/20/2066(a)	5,200,746
1,221,767	GNMA, 4.618%, 10/20/2062(a)	1,237,290
3,080,509	GNMA, 4.621%, 3/20/2065(a)	3,215,394
827,013	GNMA, 4.627%, 1/20/2064(a)	858,431
845,687	GNMA, 4.628%, 7/20/2062(a)	855,597
3,173,076	GNMA, 4.634%, 5/20/2062(a)	3,198,115
621,280	GNMA, 4.650%, 1/20/2061(a)	631,870
3,726,817	GNMA, 4.657%, 1/20/2064(a)	3,833,202
331,991	GNMA, 4.658%, 5/20/2062(a)	334,847
3,619,396	GNMA, 4.659%, 4/20/2062(a)	3,653,749
5,712,641	GNMA, 4.676%, 6/20/2064(a)	5,966,590
147,080	GNMA, 4.681%, 3/20/2062(a)	148,114
262,357	GNMA, 4.700%, with various maturities in 2061(a)(c)	263,115
3,660,804	GNMA, 4.710%, 1/20/2064(a)	3,823,577
308,959	GNMA, 5.500%, 4/15/2038	331,936
53,820	GNMA, 6.000%, with various maturities from 2029 to 2038(c)	58,561
53,057	GNMA, 6.500%, with various maturities from 2029 to 2032(c)	58,208
67,906	GNMA, 7.000%, with various maturities from 2025 to 2029(c)	69,659
9,376	GNMA, 7.500%, with various maturities from 2025 to 2030(c)	10,020
2,400	GNMA, 8.500%, with various maturities from 2020 to 2022(c)	2,409

		1,152,240,672

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Natural Gas — 0.2%
$14,480,000	Infraestructura Energetica Nova, S.A.B. de C.V., 4.875%, 1/14/2048, 144A	$12,543,300

	Non-Agency Commercial Mortgage-Backed Securities — 0.8%
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.308%, 7/10/2046, 144A(a)	1,044,446
10,357,137	Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1-month LIBOR + 1.720%, 3.878%, 10/15/2034, 144A(b)	10,357,140
3,950,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 5.158%, 10/15/2034, 144A(b)	3,959,403
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.884%, 11/10/2046, 144A(a)	3,149,512
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.558%, 8/10/2044, 144A(a)	6,843,652
8,150,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	8,061,723
9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.783%, 11/15/2043, 144A(a)	9,527,540
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.398%, 6/15/2044, 144A(a)	5,750,382

		48,693,798

	Oil Field Services — 1.3%
9,487,000	Ensco PLC, 4.500%, 10/01/2024	8,146,961
7,342,000	Ensco PLC, 5.750%, 10/01/2044	5,488,145
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,410,021
3,434,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,460,339
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	22,539,974
4,150,000	Nabors Industries, Inc., 5.500%, 1/15/2023	4,076,580
29,916,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	29,766,420
8,110,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	8,180,963

		84,069,403

	Paper — 0.5%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,828,884
21,515,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	21,703,256
1,989,000	WestRock RKT Co., 4.900%, 3/01/2022	2,053,356

		29,585,496

	Pharmaceuticals — 0.3%
10,383,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	9,993,638
2,760,000	Bausch Health Cos., Inc., 5.625%, 12/01/2021, 144A	2,749,650
6,293,000	Biogen, Inc., 2.900%, 9/15/2020	6,260,404

		19,003,692

	Property & Casualty Insurance — 0.4%
13,365,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	13,200,076
6,655,000	Radian Group, Inc., 4.500%, 10/01/2024	6,538,537
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,324,066

		23,062,679

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Refining — 0.4%
$28,300,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	$26,177,783

	Retailers — 0.9%
27,630,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	25,653,073
17,710,000	GameStop Corp., 5.500%, 10/01/2019, 144A	17,665,725
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	9,850,915
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	7,451,508

		60,621,221

	Sovereigns — 2.8%
25,600,000	Emirate of Abu Dhabi, 2.500%, 10/11/2022, 144A	24,629,760
32,145,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	30,200,228
19,440,000	Kingdom of Saudi Arabia, 4.500%, 10/26/2046, 144A	18,492,883
20,805,000	Republic of Argentina, 7.500%, 4/22/2026	18,547,658
17,300,000	Republic of Argentina, 7.625%, 4/22/2046	14,030,473
8,015,000	Republic of Indonesia, 3.700%, 1/08/2022, 144A	7,965,547
11,125,000	Republic of Oman, 3.875%, 3/08/2022, 144A	10,860,003
40,950,000	State of Kuwait, 3.500%, 3/20/2027, 144A	40,136,323
11,830,000	State of Qatar, 3.875%, 4/23/2023, 144A	11,912,810

		176,775,685

	Technology — 1.3%
2,680,000	Cardtronics, Inc./Cardtronic USA, 5.500%, 5/01/2025, 144A	2,559,400
3,000,000	Equifax, Inc., 3.300%, 12/15/2022	2,926,420
5,101,000	Equifax, Inc., 7.000%, 7/01/2037	5,924,668
15,427,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	15,489,792
16,191,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	16,645,246
3,601,000	KLA-Tencor Corp., 3.375%, 11/01/2019	3,607,554
7,515,000	Microchip Technology, Inc., 4.333%, 6/01/2023, 144A	7,468,319
10,996,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	10,875,641
7,255,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,111,300
12,486,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	12,514,227

		85,122,567

	Treasuries — 20.4%
18,620,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	87,756,973
23,520,333(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	121,847,240
496,730,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	12,929,609
212,174,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	6,328,556
2,530,000	U.S. Treasury Bond, 2.250%, 8/15/2046	2,089,227
2,485,000	U.S. Treasury Bond, 2.500%, 5/15/2046	2,166,998
4,835,000	U.S. Treasury Bond, 2.750%, 2/15/2028	4,713,936
6,610,000	U.S. Treasury Bond, 2.875%, 8/15/2045	6,224,244
19,085,000	U.S. Treasury Bond, 2.875%, 11/15/2046	17,948,846
11,993,100	U.S. Treasury Bond, 3.000%, 5/15/2045	11,572,405
19,905,000	U.S. Treasury Bond, 3.000%, 8/15/2048	19,156,230
98,785,000	U.S. Treasury Bond, 3.125%, 5/15/2048	97,469,153
324,300	U.S. Treasury Bond, 3.375%, 5/15/2044	334,396
753,700	U.S. Treasury Bond, 3.625%, 2/15/2044	809,639

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
$129,878,721	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(e)(f)	$120,700,963
133,487,224	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(e)(f)	127,629,777
174,780,133	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(e)(f)	172,477,041
61,693,683	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(e)(f)	59,261,983
32,951,470	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(e)	31,615,757
68,845,422	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(e)(f)	67,919,842
29,180,000	U.S. Treasury Note, 1.125%, 2/28/2019	29,030,680
60,735,000	U.S. Treasury Note, 1.375%, 7/31/2019	60,134,767
45,437,000	U.S. Treasury Note, 2.250%, 2/15/2027	42,769,351
79,775,000	U.S. Treasury Note, 2.250%, 11/15/2027(f)	74,670,646
82,855,000	U.S. Treasury Note, 2.875%, 9/30/2023	82,566,950
50,830,000	U.S. Treasury Note, 3.000%, 9/30/2025	50,772,419

		1,310,897,628

	Utility Other — 0.4%
25,420,000	ACWA Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	24,578,090

	Wireless — 0.9%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,470,620
16,594,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	16,378,809
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	19,406,327
3,055,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,583,515
11,565,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,622,825
6,835,000	Sprint Corp., 7.625%, 3/01/2026	7,236,556

		59,698,652

	Wirelines — 1.6%
720,000	AT&T, Inc., 4.350%, 6/15/2045	620,260
6,549,000	AT&T, Inc., 4.500%, 3/09/2048	5,714,572
1,615,000	AT&T, Inc., 4.750%, 5/15/2046	1,475,522
7,715,000	AT&T, Inc., 5.250%, 3/01/2037	7,689,153
11,815,000	AT&T, Inc., 5.450%, 3/01/2047	11,804,233
9,515,000	AT&T, Inc., 5.700%, 3/01/2057	9,648,049
11,187,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	11,170,220
15,143,000	Embarq Corp., 7.995%, 6/01/2036	15,143,000
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,103,200
3,890,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	3,997,961
23,277,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	24,302,801
4,119,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	4,139,801

		100,808,772

	Total Bonds and Notes (Identified Cost $5,578,043,280)	5,401,261,769

Senior Loans — 3.1%
	Automotive — 0.1%
8,915,324	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.250%, 6.563%, 5/19/2023(b)	8,959,901

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 4.003%, 3/25/2024(g)	$1,486,858

		10,446,759

	Chemicals — 0.1%
4,197,600	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 5.242%, 8/08/2024(b)	4,208,094

	Consumer Cyclical Services — 0.0%
1,390,397	FrontDoor, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.750%, 8/14/2025(b)	1,398,225

	Consumer Products — 0.4%
11,390,411	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 4.383%, 4/07/2025(b)	11,255,207
2,110,000	Energizer Holdings, Inc., 2018 Term Loan B, 6/20/2025(h)	2,116,604
11,650,604	Serta Simmons Bedding LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.610%, 11/08/2023(i)	10,507,447

		23,879,258

	Electric — 0.2%
15,974,186	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 4.067%, 5/31/2022(b)	15,970,831

	Food & Beverage — 0.2%
14,903,593	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.000%, 4.220%, 5/24/2024(b)	14,900,910

	Gaming — 0.1%
4,499,003	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.250%, 12/27/2024(b)	4,504,626

	Industrial Other — 0.1%
3,410,000	Altra Industrial Motion Corp., 2018 Term Loan B, 9/05/2025(h)	3,415,320

	Leisure — 0.1%
3,220,950	AMC Entertainment Holdings, Inc., New Term Loan B, 1-month LIBOR + 2.250%, 4.384%, 12/15/2023(b)	3,220,274

	Media Entertainment — 0.2%
7,607,513	CBS Radio, Inc., 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.962%, 11/17/2024(b)	7,539,577
3,512,510	Lamar Media Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.938%, 3/14/2025(b)	3,525,682
5,034,689	Meredith Corp., Term Loan B, 1-month LIBOR + 3.000%, 5.242%, 1/31/2025(b)	5,061,977

		16,127,236

	Midstream — 0.2%
11,835,014	Energy Transfer Equity LP, USD 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.242%, 2/02/2024(b)	11,842,470

	Packaging — 0.1%
1,067,325	Crown Americas LLC, 2018 Term Loan B, 1-week LIBOR + 2.000%, 4.163%, 4/03/2025(b)	1,072,085

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Packaging — continued
$2,737,350	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.750%, 10/14/2024(b)	$2,735,215

		3,807,300

	Pharmaceuticals — 0.1%
9,355,125	Change Healthcare Holdings LLC, 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.992%, 3/01/2024(b)	9,382,910

	Property & Casualty Insurance — 0.0%
2,742,300	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 5.386%, 5/16/2024(b)	2,742,986

	Restaurants — 0.2%
10,760,410	1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month LIBOR + 2.250%, 4.492%, 2/16/2024(b)	10,763,100

	Retailers — 0.5%
3,002,313	Hanesbrands, Inc., 2017 Term Loan B, 1-month LIBOR + 1.750%, 3.992%, 12/15/2024(b)	3,015,463
14,476,223	Michaels Stores, Inc., 2018 Term Loan B, LIBOR + 2.500%, 4.719%, 1/28/2023(g)	14,376,772
16,232,338	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 6.343%, 9/12/2024(b)	16,222,273

		33,614,508

	Technology — 0.2%
4,456,146	First Data Corp., 2017 USD Term Loan, 1-month LIBOR + 2.000%, 4.212%, 7/08/2022(b)	4,462,741
4,420,839	First Data Corp., 2024 USD Term Loan, 1-month LIBOR + 2.000%, 4.212%, 4/26/2024(b)	4,423,978
1,984,852	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.242%, 2/22/2024(b)	1,989,814

		10,876,533

	Wirelines — 0.3%
8,206,479	Consolidated Communications, Inc., 2016 Term Loan B, 1-month LIBOR + 3.000%, 5.250%, 10/04/2023(b)	8,082,068
10,284,063	Level 3 Financing, Inc., 2017 Term Loan B, 1-month LIBOR + 2.250%, 4.432%, 2/22/2024(b)	10,311,213

		18,393,281

	Total Senior Loans (Identified Cost $200,433,243)	199,494,621

Shares
Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A (Identified Cost $18,210,290)	17,808,781

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
77,870	Paragon Offshore Ltd., Litigation Units, Class A(j)(k)	$62,919
116,806	Paragon Offshore Ltd., Litigation Units, Class B(j)(k)	4,526,232

	Total Common Stocks (Identified Cost $9,028,819)	4,589,151

Principal Amount (‡)
Short-Term Investments — 14.2%
$127,905,000	Federal Home Loan Bank Discount Notes, 1.865%-1.880%, 10/01/2018(l)(m)	127,905,000
29,710,000	Federal Home Loan Bank Discount Notes, 1.950%-1.965%, 10/04/2018(l)(m)	29,704,771
74,303,279	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $74,311,328 on 10/01/2018 collateralized by $75,825,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $75,308,783; $500,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $485,936 including accrued interest (Note 2 of Notes to Financial Statements)	74,303,279
40,865,000	U.S. Treasury Bills, 1.917%-1.972%, 10/04/2018(l)(m)	40,858,108
46,130,000	U.S. Treasury Bills, 1.973%-1.991%, 11/01/2018(l)(m)	46,048,072
142,295,000	U.S. Treasury Bills, 2.062%-2.078%, 11/29/2018(l)(m)	141,800,021
130,000,000	U.S. Treasury Bills, 2.097%-2.100%, 12/13/2018(l)(m)	129,439,497
323,405,000	U.S. Treasury Bills, 2.200%, 04/25/2019(l)	319,069,979

	Total Short-Term Investments (Identified Cost $909,416,673)	909,128,727

	Total Investments — 101.8% (Identified Cost $6,715,132,305)	6,532,283,049
	Other assets less liabilities — (1.8)%	(112,821,626)

	Net Assets — 100.0%	$6,419,461,423

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

(e)	Treasury Inflation Protected Security (TIPS).
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2018. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(h)	Position is unsettled. Contract rate was not determined at September 30, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2018.
(j)	Non-income producing security.
(k)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Paragon Offshore Ltd., Litigation Units Class A	July 18, 2017	$429,948	$62,919	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class B	July 18, 2017	8,598,870	4,526,232	0.1%

(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $1,445,568,487 or 22.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced
MXN	Mexican Peso
UYU	Uruguayan Peso

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2018

Treasuries	20.4%
Mortgage Related	18.0
Banking	7.1
Government Owned - No Guarantee	3.1
Sovereigns	2.8
ABS Home Equity	2.6
ABS Car Loan	2.3
Finance Companies	2.1
Agency Commercial Mortgage-Backed Securities	2.1
Other Investments, less than 2% each	27.1
Short-Term Investments	14.2

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	98.2%
Mexican Peso	3.3
Uruguayo Peso	0.3

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Statement of Assets and Liabilities

September 30, 2018

ASSETS
Investments at cost	$6,715,132,305
Net unrealized depreciation	(182,849,256)

Investments at value	6,532,283,049
Cash	287,825
Due from brokers (Note 2)	1,543,694
Receivable for Fund shares sold	16,048,441
Receivable for securities sold	357,643,295
Receivable for when-issued/delayed delivery securities sold (Note 2)	279,394,151
Collateral received for delayed delivery securities (Note 2)	245,000
Interest receivable	42,211,012
Tax reclaims receivable	15,030
Prepaid expenses (Note 8)	6,545

TOTAL ASSETS	7,229,678,042

LIABILITIES
Payable for securities purchased	285,083,564
Payable for when-issued/delayed delivery securities purchased (Note 2)	516,759,972
Payable for Fund shares redeemed	5,344,759
Due to brokers (Note 2)	245,000
Management fees payable (Note 6)	1,708,410
Deferred Trustees’ fees (Note 6)	510,196
Administrative fees payable (Note 6)	229,966
Payable to distributor (Note 6d)	51,727
Other accounts payable and accrued expenses	283,025

TOTAL LIABILITIES	810,216,619

NET ASSETS	$6,419,461,423

NET ASSETS CONSIST OF:
Paid-in capital	$6,762,975,585
Accumulated loss	(343,514,162)

NET ASSETS	$6,419,461,423

See accompanying notes to financial statements.

31  |

Statement of Assets and Liabilities (continued)

September 30, 2018

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$600,762,255

Shares of beneficial interest	47,954,054

Net asset value and redemption price per share	$12.53

Offering price per share (100/95.75 of net asset value) (Note 1)	$13.09

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$185,758,181

Shares of beneficial interest	14,826,123

Net asset value and offering price per share	$12.53

Class N shares:
Net assets	$1,899,189,893

Shares of beneficial interest	150,319,799

Net asset value, offering and redemption price per share	$12.63

Class Y shares:
Net assets	$3,733,751,094

Shares of beneficial interest	295,683,206

Net asset value, offering and redemption price per share	$12.63

See accompanying notes to financial statements.

|  32

Statement of Operations

For the Year Ended September 30, 2018

INVESTMENT INCOME
Interest	$223,432,637
Less net foreign taxes withheld	(6,707)

223,425,930

Expenses
Management fees (Note 6)	20,967,088
Service and distribution fees (Note 6)	3,780,438
Administrative fees (Note 6)	2,851,981
Trustees’ fees and expenses (Note 6)	227,289
Transfer agent fees and expenses (Notes 6 and 7)	4,335,423
Audit and tax services fees	53,956
Custodian fees and expenses	301,081
Legal fees	133,964
Registration fees	131,270
Shareholder reporting expenses	303,446
Miscellaneous expenses (Note 8)	175,084

Total expenses	33,261,020

Net investment income	190,164,910

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(26,034,642)
Forward foreign currency contracts (Note 2d)	2,519,395
Foreign currency transactions (Note 2c)	(292,377)
Net change in unrealized appreciation (depreciation) on:
Investments	(168,843,820)
Forward foreign currency contracts (Note 2d)	(1,039,162)
Foreign currency translations (Note 2c)	94,016

Net realized and unrealized loss on investments, forward foreign currency contracts and foreign currency transactions	(193,596,590)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,431,680)

See accompanying notes to financial statements.

33  |

Statement of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$190,164,910	$147,847,656
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(23,807,624)	2,014,589
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(169,788,966)	(25,302,959)

Net increase (decrease) in net assets resulting from operations	(3,431,680)	124,559,286

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,704,399)	(18,803,246	)(a)
Class C	(5,062,623)	(5,174,206	)(a)
Class N	(61,623,432)	(58,740,189	)(a)
Class Y	(127,335,569)	(90,552,059	)(a)

Total distributions	(213,726,023)	(173,269,700)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	80,681,752	418,423,155

Net increase (decrease) in net assets	(136,475,951)	369,712,741
NET ASSETS
Beginning of the year	6,555,937,374	6,186,224,633

End of the year	$6,419,461,423	$6,555,937,374

(a)	See Note 2f of Notes to Financial Statements.

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$12.96	$13.06	$12.34	$13.18	$12.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.28	0.37	0.37	0.42
Net realized and unrealized gain (loss)	(0.38)	(0.04)	0.71	(0.77)	0.51

Total from Investment Operations	(0.03)	0.24	1.08	(0.40)	0.93

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.34)	(0.36)	(0.36)	(0.46)
Net realized capital gains	—	—	—	(0.08)	(0.00	)(b)

Total Distributions	(0.40)	(0.34)	(0.36)	(0.44)	(0.46)

Net asset value, end of the period	$12.53	$12.96	$13.06	$12.34	$13.18

Total return(c)	(0.27)%	1.86%	8.90%	(3.13)%	7.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$600,762	$676,892	$776,566	$912,662	$642,784
Net expenses	0.73%	0.73%	0.73%	0.74%	0.79	%(d)
Gross expenses	0.73%	0.73%	0.73%	0.74%	0.79	%(d)
Net investment income	2.71%	2.19%	2.91%	2.87%	3.19%
Portfolio turnover rate	181%	195%	143%	175%	122%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$12.96	$13.06	$12.33	$13.18	$12.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.19	0.27	0.27	0.32
Net realized and unrealized gain (loss)	(0.38)	(0.05)	0.73	(0.77)	0.50

Total from Investment Operations	(0.13)	0.14	1.00	(0.50)	0.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.24)	(0.27)	(0.27)	(0.36)
Net realized capital gains	—	—	—	(0.08)	(0.00	)(b)

Total Distributions	(0.30)	(0.24)	(0.27)	(0.35)	(0.36)

Net asset value, end of the period	$12.53	$12.96	$13.06	$12.33	$13.18

Total return(c)	(1.03)%	1.08%	8.17%	(3.86)%	6.54%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$185,758	$248,687	$321,626	$354,285	$256,307
Net expenses	1.48%	1.48%	1.48%	1.49%	1.54	%(d)
Gross expenses	1.48%	1.48%	1.48%	1.49%	1.54	%(d)
Net investment income	1.96%	1.44%	2.16%	2.11%	2.46%
Portfolio turnover rate	181%	195%	143%	175%	122%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$13.06	$13.17	$12.44	$13.28	$12.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.33	0.41	0.42	0.46
Net realized and unrealized gain (loss)	(0.38)	(0.06)	0.73	(0.78)	0.52

Total from Investment Operations	0.01	0.27	1.14	(0.36)	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.38)	(0.41)	(0.40)	(0.50)
Net realized capital gains	—	—	—	(0.08)	(0.00	)(b)

Total Distributions	(0.44)	(0.38)	(0.41)	(0.48)	(0.50)

Net asset value, end of the period	$12.63	$13.06	$13.17	$12.44	$13.28

Total return	0.07%	2.12%	9.33%	(2.82)%	7.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,899,190	$1,784,150	$2,134,113	$2,209,110	$105,514
Net expenses	0.39%	0.39%	0.39%	0.40%	0.46%
Gross expenses	0.39%	0.39%	0.39%	0.40%	0.46%
Net investment income	3.06%	2.53%	3.25%	3.27%	3.42%
Portfolio turnover rate	181%	195%	143%	175%	122%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$13.06	$13.16	$12.43	$13.27	$12.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.31	0.40	0.41	0.45
Net realized and unrealized gain (loss)	(0.38)	(0.04)	0.73	(0.78)	0.51

Total from Investment Operations	0.00 (b)	0.27	1.13	(0.37)	0.96

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.37)	(0.40)	(0.39)	(0.49)
Net realized capital gains	—	—	—	(0.08)	(0.00	)(b)

Total Distributions	(0.43)	(0.37)	(0.40)	(0.47)	(0.49)

Net asset value, end of the period	$12.63	$13.06	$13.16	$12.43	$13.27

Total return	(0.02)%	2.10%	9.22%	(2.89)%	7.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,733,751	$3,846,208	$2,953,919	$3,137,371	$1,310,824
Net expenses	0.48%	0.48%	0.48%	0.49%	0.54	%(c)
Gross expenses	0.48%	0.48%	0.48%	0.49%	0.54	%(c)
Net investment income	2.97%	2.43%	3.15%	3.14%	3.42%
Portfolio turnover rate	181%	195%	143%	175%	122%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2018

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Core Plus Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to

39  |

Notes to Financial Statements (continued)

September 30, 2018

year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general

|  40

Notes to Financial Statements (continued)

September 30, 2018

(such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment

41  |

Notes to Financial Statements (continued)

September 30, 2018

securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2018, the amount of income available to be distributed by the Fund has been reduced by $1,464,388 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  When-Issued and Delayed Delivery Transactions.  The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at

|  42

Notes to Financial Statements (continued)

September 30, 2018

the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

f.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statement of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statement of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(18,803,246)
Class C	(5,174,206)
Class N	(58,740,189)
Class Y	(90,552,059)

Total distributions	$(173,269,700)

UNDISTRIBUTED NET INVESTMENT INCOME	$1,849,136

g.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

43  |

Notes to Financial Statements (continued)

September 30, 2018

companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, corporate actions and treasury inflation-protected bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions

|  44

Notes to Financial Statements (continued)

September 30, 2018

from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

2018 Distributions Paid From:			2017 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$213,726,023	$ —	$213,726,023	$173,269,700	$—	$173,269,700

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,117,199
Capital loss carryforward:
Short-term:
No expiration date	(19,130,353)
Long-term:
No expiration date	(100,464,581)

Total capital loss carryforward	(119,594,934)

Unrealized depreciation	(224,526,053)

Total accumulated losses	$(343,003,788)

As of September 30, 2018, unrealized depreciation as a component of distributable earnings was as follows:

Unrealized depreciation
Investments	$(178,206,412)
Foreign currency translations	(46,319,641)

Total unrealized depreciation	$(224,526,053)

45  |

Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$6,756,860,764

Gross tax appreciation	$56,995,576
Gross tax depreciation	(281,573,291)

Net tax depreciation	$(224,577,715)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

i.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2018, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

j.  Due to/from Brokers.  Transactions and positions in certain delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for the Fund represents cash pledged as collateral for delayed delivery securities. The due to brokers balance in the Statement of Assets and Liabilities for the Fund represents cash received for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

k.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at

|  46

Notes to Financial Statements (continued)

September 30, 2018

least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2018, the Fund did not loan securities under this agreement.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund

47  |

Notes to Financial Statements (continued)

September 30, 2018

does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$5,401,261,769	$—	$5,401,261,769
Senior Loans(a)	—	199,494,621	—	199,494,621
Preferred Stocks(a)	—	17,808,781	—	17,808,781
Common Stocks(a)	—	4,589,151	—	4,589,151
Short-Term Investments	—	909,128,727	—	909,128,727

Total	$—	$6,532,283,049	$—	$6,532,283,049

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Home Equity	$2,967,183	$—	$—	$—	$—
Common Stocks
Oil, Gas & Consumable Fuels	3,535,259	—	(7,331,414)	9,483,316	—

Total	$6,502,442	$—	$(7,331,414)	$9,483,316	$—

|  48

Notes to Financial Statements (continued)

September 30, 2018

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
ABS Home Equity	$—	$—	$(2,967,183)	$—	$—
Common Stocks
Oil, Gas & Consumable Fuels	(3,417,289)	—	(2,269,872)	—	—

Total	$(3,417,289)	$—	$(5,237,055)	$—	$—

A debt security valued at $2,967,183 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $2,269,872 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended September 30, 2018, the Fund engaged in forward foreign currency transactions for hedging purposes.

49  |

Notes to Financial Statements (continued)

September 30, 2018

Transactions in derivative instruments for the Fund during the year ended September 30, 2018, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$2,519,395

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(1,039,162)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

Forwards
Average Notional Amount Outstanding	0.64%
Highest Notional Amount Outstanding	1.78%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2018	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statement of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statement of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount

|  50

Notes to Financial Statements (continued)

September 30, 2018

payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $809,948,873 and $882,433,092, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $9,638,032,189 and $9,656,090,358 respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $100 million	Next $1.9 billion	Over $2 billion
0.2000%	0.1875%	0.1500%

51  |

Notes to Financial Statements (continued)

September 30, 2018

Natixis Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to the Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

Percentage of Average Daily Net Assets
First $100 million	Next $1.9 billion	Over $2 billion
0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statement of Operations as management fees.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2019, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
0.80%	1.55%	0.50%	0.55%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for the Fund.

Loomis Sayles (and Natixis Advisors) shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for the Fund were $10,483,544 (effective rate of 0.16% of average daily net assets) and the advisory

|  52

Notes to Financial Statements (continued)

September 30, 2018

administration fees for the Fund were $10,483,544 (effective rate of 0.16% of average daily net assets).

No expenses were recovered during the year ended September 30, 2018 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2018, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$1,590,815	$547,406	$1,642,217

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of

53  |

Notes to Financial Statements (continued)

September 30, 2018

Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for the Fund were $2,851,981.

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $4,125,905.

As of September 30, 2018, the Fund owes Natixis Distribution $51,727 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

|  54

Notes to Financial Statements (continued)

September 30, 2018

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution were $27,752 for the year ended September 30, 2018.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’

55  |

Notes to Financial Statements (continued)

September 30, 2018

deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2018, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.11% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2018, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Class A	Class C	Class N	Class Y
$588,585	$202,461	$5,527	$3,538,850

8.  Line of Credit.  Effective April 12, 2018, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 12, 2018, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for

|  56

Notes to Financial Statements (continued)

September 30, 2018

temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, the Fund had no borrowings under this agreement.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
1	7.95%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	14,040,643	$178,690,699	15,637,589	$200,524,829
Issued in connection with the reinvestment of distributions	1,154,778	14,686,836	1,096,132	14,055,453
Redeemed	(19,481,082)	(248,180,226)	(23,948,162)	(307,193,196)

Net change	(4,285,661)	$(54,802,691)	(7,214,441)	$(92,612,914)

57  |

Notes to Financial Statements (continued)

September 30, 2018

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class C
Issued from the sale of shares	1,254,087	$16,021,820	2,666,260	$34,096,004
Issued in connection with the reinvestment of distributions	296,095	3,768,661	274,196	3,515,725
Redeemed	(5,917,216)	(75,210,340)	(8,376,149)	(107,455,917)

Net change	(4,367,034)	$(55,419,859)	(5,435,693)	$(69,844,188)

Class N
Issued from the sale of shares	38,117,548	$488,137,584	36,906,742	$477,388,476
Issued in connection with the reinvestment of distributions	4,499,650	57,668,654	4,277,091	55,301,834
Redeemed	(28,866,367)	(370,892,754)	(66,708,809)	(863,318,144)

Net change	13,750,831	$174,913,484	(25,524,976)	$(330,627,834)

Class Y
Issued from the sale of shares	75,086,998	$964,464,952	133,206,431	$1,727,593,992
Issued in connection with the reinvestment of distributions	8,393,721	107,561,723	5,875,066	75,988,250
Redeemed	(82,352,831)	(1,056,035,857)	(68,988,183)	(892,074,151)

Net change	1,127,888	$15,990,818	70,093,314	$911,508,091

Increase (decrease) from capital share transactions	6,226,024	$80,681,752	31,918,204	$418,423,155

|  58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds I and Shareholders of Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds I, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, and brokers; when replies

59  |

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  62

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations;; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

63  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

65  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

67  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Loomis Sayles Core Plus Bond Fund	$43,753	$43,753	$2,337	$1,073	$8,024	$8,024	$—	$—

1.	Audit-related fees consist of:

2017 & 2018 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2017 & 2018 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $10,361 and $9,097, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/16-9/30/17	10/1/17-9/30/18
Control Affiliates	$77,290	$62,411

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2018

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2018